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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                DECEMBER 14, 2001

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.



            Georgia                                       58-2079583
  (State or other Jurisdiction of           (I.R.S. employer identification no.)
    Incorporated or Organization)

      8 Perimeter Center East                            770-901-9020
            Suite 8050                         (Registrant's Telephone Number
         Atlanta, GA 30346                            Including area code)
(Address of Principal Executive Offices)
            (Zip Code)

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ITEM 5. OTHER EVENTS

On December 14, 2001, Jameson Inns, Inc. issued a press release announcing the declaration of dividends on its Series A Preferred Shares and Series S Preferred shares for the fourth quarter ended December 31, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    Press Release Announcing Fourth Quarter 2001 Dividends on Preferred
        Shares

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                       JAMESON INNS, INC.
Dated as of December 14, 2001
                                       By: Craig R. Kitchin

                                       /s/ Craig R Kitchin
                                       -----------------------------------------
                                       Its:  President & Chief Financial Officer